UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

PHARMERICA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33380	87-0792558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Campus Place

Louisville, Kentucky 40299

(Address of principal executive offices) (Zip Code)

(502) 627-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2010 by PharMerica Corporation, a Delaware corporation (the “Company”), to provide the required financial statements and exhibits in connection with the Company’s acquisition through a wholly-owned subsidiary, of all of the membership interests in Integrity Pharmacy Services, LLC and Integrity Medical Supplies, LLC (collectively “Integrity”), effective as of 10:00 a.m. on December 31, 2009.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)	Audited combined financial statements of Integrity Pharmacy Services, LLC and Integrity Medical Supplies, LLC as of December 31, 2008 and for the year then ended and related notes to combined financial statements are attached hereto as Exhibit 99.1.

(ii)	Unaudited combined financial statements of Integrity Pharmacy Services, LLC and Integrity Medical Supplies, LLC as of September 30, 2009 and 2008, and for the nine months then ended are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

(i)	Unaudited pro forma combined financial information as of September 30, 2009, and for the nine months then ended September 30, 2009, and for the year ended December 31, 2008, are attached hereto as Exhibit 99.3.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm – Moore Stephens Lovelace, P.A.

99.1	Audited combined financial statements of Integrity Pharmacy Services, LLC and Integrity Medical Supplies, LLC as of December 31, 2008 and for the year then ended and related notes to combined financial statements.

99.2	Unaudited combined financial statements of Integrity Pharmacy Services, LLC and Integrity Medical Supplies, LLC as of September 30, 2009 and 2008, and for the nine months then ended.

99.3	Unaudited pro forma combined financial information as of September 30, 2009, and for the three and nine months then ended, and for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMERICA CORPORATION

Date: February 4, 2010	By:	/s/ Michael J. Culotta
Michael J. Culotta Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm – Moore Stephens Lovelace, P.A.

99.1	Audited combined financial statements of Integrity Pharmacy Services, LLC and Integrity Medical Supplies, LLC as of December 31, 2008 and for the year then ended and related notes to combined financial statements.

99.2	Unaudited combined financial statements of Integrity Pharmacy Services, LLC and Integrity Medical Supplies, LLC as of September 30, 2009 and 2008, and for the nine months then ended.

99.3	Unaudited pro forma combined financial information as of September 30, 2009, and for the three and nine months then ended, and for the year ended December 31, 2008.